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                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
                 PROSPECTUS DATED MAY 2, 2002 (AS SUPPLEMENTED)


This Supplement revises information contained in the prospectus dated May 2, 2002 (as supplemented), for the supplemental variable annuity contracts issued by MetLife Investors USA Insurance Company ("we", "us", or "our") in connection with the Sunshine Plan. This Supplement should be read and kept together with your contract prospectus for future reference. If you do not have a copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

                                PORTFOLIO MERGER

Effective November 22, 2004, the following Fund offered under the Sunshine Plan contract will be merged into another Fund of Met Investors Series Trust ("MIST"):

         J.P. Morgan Quality Bond Portfolio (Class A) of MIST will be merging into the PIMCO Total Return Portfolio (Class A) of MIST.

Following the date of the merger, the Fund being merged into the other Fund will no longer be available as a separate investment option under your contract. On and after November 22, 2004, any transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the J.P. Morgan Quality Bond Portfolio will automatically be invested in the PIMCO Total Return Portfolio. Any transfers of account value requested after the merger from the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the PIMCO Total Return Portfolio.

                            NEW INVESTMENT PORTFOLIO

As a result of the above described mergers, effective November 22, 2004, we are adding the PIMCO Total Return Portfolio (Class A) of MIST as a new investment portfolio for your contract. MIST is a mutual fund with multiple portfolios. Met Investors Advisory, LLC is the manager of MIST, which is our affiliate. Met Investors Advisory has engaged subadvisers to provide investment advice to the individual portfolios. Pacific Investment Management Company LLC is the subadviser to PIMCO Total Return Portfolio. The investment objective of the PIMCO Total Return Portfolio is to maximize total return, consistent with the preservation of capital and prudent investment management.

Fees and Expenses. The Fee Tables and Examples contained in the prospectus for the contracts (as supplemented) describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The following information supplements the "Investment Portfolio Expenses" table in the prospectus.

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INVESTMENT PORTFOLIO EXPENSES.
(as a percentage of the average daily net assets of the investment portfolio)

PIMCO Total Return Portfolio

Management Fees            0.50%
Other Expenses             0.09%
                           -----

Total Annual
Portfolio Expenses (1)     0.59%
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(1) NET INVESTMENT PORTFOLIO EXPENSES AFTER EXPENSE SUBSIDY AND/OR DEFERRAL

Contractual Expense
Subsidy or Deferral        0.00%
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Net Total Annual
Portfolio Expense          0.59%
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The Fund provided the information on its expenses, and we have not independently verified the information. The information provided is for the year ended
December 31, 2003.

          ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY
                   WITH AND INTO GENERAL AMERICAN DISTRIBUTORS

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

                               PROSPECTUS REVISION

The following replaces the second paragraph of the section entitled "The Funds" in the prospectus:

"An investment adviser or subadviser of a Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Funds. The amount of this compensation is based upon a percentage of assets of the Funds attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts."


PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.